                                                                    EXHIBIT 10.4

                                                          Draft:  18 August 2000
________________________________________________________________________________




Securitisation Advisory Services Pty. Limited
Manager

Commonwealth Bank of Australia
CBA and Party A

Perpetual Trustee Company Limited
Party B

Merrill Lynch International (Australia) Limited
MLIA and Standby Swap Provider



Series 2000-2G Medallion Trust
ISDA Master Agreement
(Currency Swap Agreement)


              Levels 23-35  No 1 O'Connell Street Sydney  NSW  2000  Australia
                 PO Box H3 Australia Square Sydney NSW 1215  DX 370 Sydney
                         Tel + 61 2 9353 4000 Fax  + 61 2 9251 7832
                    Our ref - 164/642/1545256  Contact - Edward Nicholas

                 Sydney . Melbourne . Brisbane . Perth . Canberra . Darwin

     Liability is limited by the Solicitors Scheme under the Professional
                            Standards Act 1994 NSW

                                    Schedule

                                    to the

                               MASTER AGREEMENT

                    dated as of                2000 between

                 Securitisation Advisory Services Pty. Limited
                                ACN 064 133 946
                                  ("Manager")

                                      and

                        Commonwealth Bank of Australia
                                ACN 123 123 124
                             ("CBA" and "Party A")

                                      and

                       Perpetual Trustee Company Limited
                                ACN 000 001 007

     in its capacity as trustee of various Series Trusts from time to time established under the Master Trust Deed and various Series Supplements
                                  ("Party B")

                                      and

      Merrill Lynch International (Australia) Limited ABN 31 002 892 846
                     ("MLIA" and "Standby Swap Provider")

Part 1.   Termination provisions.

In this Agreement:

(a)       "Specified Entity" does not apply in relation to Party A or Party B.

(b)       The definition of "Specified Transaction" is not applicable.

(c)       (i)   The following provisions of Section 5 will not apply to Party A:

                Section 5(a)(ii)              Section 5(a)(v)
                Section 5(a)(iii)             Section 5(a)(vi)
                Section 5(a)(iv)              Section 5(b)(iv)

          (ii)  The following provisions of Section 5 will not apply to Party
                B:

                Section 5(a)(ii)        Section 5(a)(v)      Section 5(a)(viii)
                Section 5(a)(iii)       Section 5(a)(vi)     Section 5(b)(iv)
                Section 5(a)(iv)        Section 5(b)(iv)

                Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(6)(b) of this Schedule) and Section 5(b)(iii) will not apply to Party A as the Burdened Party.

(d) The "Automatic Early Termination" provisions in Section 6(a) will not apply to Party A or Party B.

(e) Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:

          (i)   Market Quotation will apply; and

          (ii)  the Second Method will apply.

(f) "Termination Currency" means US$ provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(g) "Additional Termination Event" applies. The following is an Additional Termination Event in relation to which both Party A and Party B are Affected Parties:

          "An Event of Default (as defined in the Relevant Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Relevant Security Trust Deed, the Relevant Notes immediately due and payable."

          For the purposes of calculating a payment due under Sections 6(d) and
          (e) when an Early Termination Date is designated under Section 6(b) as a result of such Additional Termination Event, Party B will be the only Affected Party.

Part 2.   Tax representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

          (i) the accuracy of any representation made by that other party pursuant to Section 3(f) of this Agreement;

          (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

          (iii) the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

          PROVIDED THAT it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement CBA as Party A, Party B and MLIA as Standby Swap Provider and (on and from the Novation Date) as Party A makes the following representation:

          It is an Australian resident and does not derive payments under this Agreement in part or whole in carrying on a business in a country outside Australia of or through a permanent establishment of itself in that country.

Part 3.   Agreement to deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)       Tax forms, documents or certificates to be delivered are:

Party required to deliver     Form/Document/Certificate               Date by which to be delivered
document
Party A, Party B, and the     Any document or certificate             On the earlier of (a) learning
Standby Swap Provider         reasonably required or reasonably       that such document or
                              requested by a party in connection      certificate is required and
                              with its obligations to make a          (b) as soon as reasonably
                              payment under this Agreement which      practicable following a request
                              would enable that party to make         by a party.
                              the payment free from any
                              deduction or withholding for or on
                              account of Tax or which would
                              reduce the rate at which deduction
                              or withholding for or on account
                              of Tax is applied to that payment
                              as requested by Party A with
                              respect to any payments received
                              by Party B.

(b)       Other documents to be delivered are:

Party required to deliver     Form/Document/Certificate               Date by which to be delivered
document
Party A, Party B, the         A certificate specifying the            On the execution of this
Standby Swap Provider         names, title and specimen               Agreement and each
and the Manager               signatures of the persons               Confirmation unless that
                              authorised to execute this              certificate has already been
                              Agreement and each Confirmation or      supplied and remains true and
                              other communication in writing          in effect and when the
                              made pursuant to this Agreement on      certificate is updated.
                              its behalf.

Party A, Party B, the         A legal opinion as to the validity      Prior to the Closing Date.
Standby Swap Provider         and enforceability of its
and the Manager               obligations under this Agreement
                              in form and substance (and issued
                              by legal counsel) reasonably
                              acceptable to each other party.

Party B                       A certified copy to Party A of each     Not less than 5 Business Days
                              Credit Support Document specified       (or such lesser period as
                              in respect of Party B and (without      Party A agrees to) before the
                              limiting any obligation Party B may     Trade Date of the first

                              have under the terms of that Credit     occurring Transaction and in
                              Support Document to notify Party        the case of any amending
                              A of amendments thereto) a              documents entered into
                              certified copy to Party A of any        subsequent  to that date,
                              document that amends in any way         promptly after each amending
                              the terms of that Credit Support        document (if any) has been
                              Document.                               entered into.

Standby Swap Provider         Original executed copies to Party B     Not less than 5 Business Days
                              and Party A and a certified copy to     (or such lesser period as
                              the Manager of each Credit Support      Party B and the Manager agree
                              Document (if any) specified in          to) before the Trade Date of
                              respect of the Standby Swap             the first occurring
                              Provider and (without limiting any      Transaction and in the case of
                              obligation the Standby Swap             any amending documents entered
                              Provider may have under the terms       into subsequent to that date,
                              of that Credit Support Documents        promptly after each amending
                              to notify Party B, Party A or the       document (if any) has been
                              Manager of amendments thereto)          entered into.
                              original executed copies to Party B
                              and Party A and a certified copy to
                              the Manager of any document that
                              amends in any way the terms of that
                              Credit Support Document.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document (but including any certifications in relation to such documents), all documents delivered under this Part 3(b) are covered by the Section 3(d) representation. For the purposes of this Part 3(b), a copy of a document is taken to be certified if a director or secretary of the party providing the document, or a person authorised to execute this Agreement or a Confirmation on behalf of that party or a solicitor acting for that party has certified it to be a true and complete copy of the document of which it purports to be a copy.

Part 4.   Miscellaneous

(a)       Addresses for Notices. For the purpose of Section 12(a) of this
          Agreement:

          Address for notices or communications to MLIA as Standby Swap Provider and (on and from the Novation Date) as Party A:

          Address:

                         Merrill Lynch International (Australia) Limited
                         Level 49
                         19-29 Martin Place
                         Sydney NSW 2000
                         AUSTRALIA

          Attention:     Manager, Operations

          Telex          AA24498

          Answerback:    M Lynch

          Facsimile No.: 612 9225 6655Telephone No.: 612 9225 6500 Address for notices or communications to Party B:

          Address:       Perpetual Trustee Company Limited
                         Level 3
                         39 Hunter Street
                         Sydney NSW 2000
                         AUSTRALIA

          Attention:     Manager, Securitisation Services
                         Facsimile No.: 612 9221 7870

          Additionally, a copy of all notices as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

          Address:       Securitisation Advisory Services Pty. Limited
                         Level 8
                         48 Martin Place
                         Sydney NSW 2000
                         AUSTRALIA

          Attention:     Manager, Securitisation

          Facsimile No.: 612 9378 2481

          Address for notices or communications to CBA as Party A:

          Address:       Commonwealth Bank of Australia
                         Level 8
                         48 Martin Place
                         Sydney NSW 2000
                         AUSTRALIA

          Attention:     Manager, Securitisation

          Facsimile No.: 612 9378 2481

          Additionally, a copy of all notices pursuant to Sections 5, 6 and 7 as well as any changes to counterparty's address, telephone number or facsimile number should be sent to the Standby Swap Provider at the addresses set out above.

(b)]      Process Agent. For the purpose of Section 13(c) of this Agreement:

          MLIA as Standby Swap Provider and (on and from the Novation Date) as Party A appoints as its Process Agent: not applicable.

          Party B appoints as its Process Agent: not applicable.

          CBA as Party A appoints as its Process Agent: not applicable.

(c)       Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)       Multibranch Party. For the purpose of Section 10(c) of this Agreement:

          Party A is not a Multibranch Party.

          Party B is not a Multibranch Party.

(e)       Calculation Agent.

          (i)   The Calculation Agent is:

                (A) in respect of all notices, determinations and calculations in respect of amounts denominated in US$, the Agent Bank; and

                (B) in respect of all other notices, determinations and calculations, the Manager.

          (ii) All determinations and calculations by the Calculation Agent will:

                (A) be made in good faith and in the exercise of its commercial reasonable judgment; and

                (B) be determined, where applicable, on the basis of then prevailing market rates or prices.

          All such determinations and calculations will be binding on Party A and Party B in the absence of manifest error. The Manager (or, if the Manager fails to do so and Party A notifies Party B, Party B) covenants in favour of Party A to use reasonable endeavours (including, without limitation, taking such action as is reasonably necessary to promptly enforce the obligations of the Agent Bank under the Agency Agreement) to ensure that the Agent Bank performs its obligations as Calculation Agent under this Agreement.

(f)       Credit Support Document.  Details of any Credit Support Document:

          (i) In relation to MLIA as Standby Swap Provider and (on and from the Novation Date) as Party A: A Guarantee from Merrill Lynch & Co. Inc ("M L & Co.") in respect of the Series Trust in the form attached hereto as Annexure 2.

          (ii)  In relation to Party B:  the Security Trust Deed.

          (iii) In relation to CBA as Party A: not applicable.

(g)       Credit Support Provider.

          (i) In relation to MLIA as Standby Swap Provider and (on and from the Novation Date) as Party A: M L & Co.

          (ii)  In relation to Party B:  None.

          (iii) In relation to CBA as Party A: none.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales, except the Credit Support Annex, which will be governed by and construed in accordance with the laws in force in the State of New York as provided in Paragraph 13(m)(iv) of the Credit Support Annex. Section 13(b)(i) is deleted and replaced by the following:

                "(i) submits to the non-exclusive jurisdiction of the courts of
                     New South Wales and courts of appeal from them; and".

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) Party B is deemed not to have any Affiliates.

Part 5.   Other Provisions

(1)       Payments: In Section 2:

          (a)   In Section 2(a)(i) add the following sentence:

                "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)".

          (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                "Unless specified otherwise in this Agreement, payments under this Agreement by:

                (i)   Party A, will be made by 10.00 am (New York time); and

                (ii)  Party B, will be made by 4.00pm (Sydney time),

                on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

          (c)   Insert a new paragraph (iv) in Section 2(a) immediately after
                Section 2(a)(iii) as follows:

                "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

          (d)   Add the following new sentence to Section 2(b):

                "Each new account so designated shall be in the same tax jurisdiction as the original account."

          (e)   Amend Section 2(d) as follows:

                (i) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                      "if and only if X is Party A and".

                (ii) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph.

                Without prejudice to the above amendments, it is agreed that Party B:

                (iii) is not obliged to pay:

                      (1) any additional amount to Party A under Section 2(d)(i)(4); or

                      (2)   any amount to Party A under Section 2(d)(ii); and

                (iv) will not receive payments under this Agreement or any Transaction from which deductions or withholdings have been made.

(2) Party B's Payment Instructions: Party B irrevocably authorises and instructs Party A to make payment of:

          (i) the Initial Exchange Amount due from Party A to Party B in respect of the Initial Exchange Date by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

          (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose.

(3) Party A's Payment Instructions: Party A irrevocably authorises and instructs Party B to make payment of:

          (i) any amount denominated in A$ due from Party B to the account in Sydney notified in writing by Party A to Party B from time to time; and

          (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(4)       Representations: In Section 3:

          (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1959 (Cth)) and section 13A(3) of the Banking Act, 1959 (Cth)).";

          (b) Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

                (i) Non-Reliance. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

          (c) insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

                (g)   Series Trust.  By Party B, in respect of Party B only:

                      (i) Trust Validly Created. The Series Trust has been validly created and is in existence at the Trade Date of the first occurring Transaction.

                      (ii) Sole Trustee. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series Trust.

                      (iii) No Proceedings to Remove. No notice has been given
                            to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Series Trust.

                      (iv)  Power.  It has power under the Master Trust Deed to:

                            (A) enter into and perform its obligations under this Agreement and each Credit Support Document in relation to Party B in its capacity as trustee of the Series Trust; and

                            (B) mortgage or charge the Assets of the Series Trust in the manner provided in the Credit Support Document in relation to Party B,

                            and its entry into this Agreement and each Credit Support Document in relation to Party B is in the interests of the beneficiaries of the Series Trust and does not constitute a breach of trust.

                      (v) Good Title. It is the lawful owner of the Assets of the Series Trust and, subject only to the Credit Support Document in relation to Party B and any Security Interest permitted under the Credit Support Document in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Series Trust).

                      (vi) Eligible Swap Participant. The Series Trust was not formed for the specific purpose of constituting an eligible swap participant (as that term is used in Part 35 of the General Regulations under the Commodity Exchange Act).

                      (vii) Total Assets. As at close of business on the Trade
                            Date of the first occurring Transaction, following the issue of the Relevant Notes and provided that the aggregate Invested Amount of the Relevant Notes upon issue exceeds USD10,000,000, the Series Trust will have total assets exceeding USD10,000,000.

                (h) Non-assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under each Credit Support Document in relation to Party B.

                (i) Contracting as principal. Each existing Transaction has been entered into by that party as principal and not otherwise."

(5)       Event of Default: In Section 5(a):

          (a) Failure to Pay or Deliver: delete paragraph (i) and replace it with the following:

                ""(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before:

                      (1) where the failure is by Party B, 10.00am on the tenth day after notice of such failure is given to Party B;" and

                      (2) where the failure is by Party A, 10.00am on the tenth day after notice of such failure is given to Party A;";

          (b)   Consequential amendments:

                (i)   delete "or" at the end of Section 5(a)(vii); and

                (ii) replace the full stop at the end of Section 5(a)(viii) with "; or"; and

          (c)   Downgrade Obligations: insert the following new paragraph (ix):

                "(ix) Downgrade Obligations. In respect of Party A only, Party A fails to comply with Part 5(22) of the Schedule if such failure is not remedied on or before the tenth Business Day (or such later day as Party B and the Manager may agree and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes) after notice of such failure is given to Party A.".

(6)       Termination Events:

          (a) Illegality: In respect of each Transaction, the parties agree that the imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions which would otherwise constitute an Illegality for the purposes of Sections 5(b)(i) or 5(c) will not be an event which constitutes an Illegality for the purposes of those Sections so that, following the occurrence of that event:

                (i) neither Party A nor Party B will be entitled to designate an Early Termination Date in respect of that Transaction as a result of that event occurring;

                (ii) payment by Party B in accordance with Part 5(3) of the Schedule will continue to constitute proper performance of its payment obligations in respect of that Transaction; and

                (iii) Party A's obligations in respect of that Transaction or this Agreement will, to the extent permitted by law, be unaffected by the occurrence of that event.

          (b)   Party A's limited rights in relation to Tax Event:

                (i) Notwithstanding Part 1(c)(iii) of the Schedule, but subject to Section 6(b)(ii), Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Relevant Note

                      Trustee has notified the parties in writing that it is satisfied that all amounts owing to the Relevant Noteholders will be paid in full on the date on which the Relevant Notes are to be redeemed.

                (ii) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                      (A) each Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

                      (B) that person has a long term credit rating assigned by each Rating Agency of at least the long term credit rating assigned by that Rating Agency to CBA as at the date of this Agreement or, otherwise, the Standby Swap Provider provides its written consent to the transfer.

(7)       Termination:

          (a) Termination by Trustee: Party B must not designate an Early Termination Date without the prior written consent of the relevant Note Trustee.

          (b) Termination by the Relevant Note Trustee: If following an Event of Default or Termination Event, Party B does not exercise its right to terminate a Transaction, then the relevant Note Trustee may designate an Early Termination Date in relation to that Transaction as if it were a party to this Agreement.

          (c) Termination Payments by Party B: Notwithstanding Section 6(d)(ii), any amount calculated as being due by Party B in respect of any Early Termination Date under Section 6(e) will be payable on the Distribution Date immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Distribution Date) except to the extent that such amount may be satisfied from an earlier distribution under the relevant Security Trust Deed or the payment of an upfront premium in respect of a Replacement Currency Swap in accordance with Part 5(17)(b).

          (d) Transfers to avoid Termination: Section 6(b)(ii) is amended as follows:

                (i) The following sentence is added at the end of the second paragraph:

                      "However, if Party A is that other party it must, if so requested by the Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Rating Agencies have given prior written confirmation to the Manager that such a transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the relevant Notes."

                (ii) The third paragraph is deleted and replaced with the following:

                      "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                      (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

                      (2) where the other party is Party B, if the Rating Agencies have confirmed in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

          (e)   Notice of Event of Default. For the purposes of Section 6(a) and
                (b):

                (i) Party A may only provide a notice specifying an Event of Default to Party B as the Defaulting Party and may only designate an Early Termination Date following a Termination Event where Party A or Party B (or both) is the Affected Party or the Burdened Party; and

                (ii) the Standby Swap Provider may not issue a notice specifying an Event of Default or designating an Early Termination Date (except as Party A on or after the Novation Date).

(8) No Set-Off: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(9)       Transfer: Section 7 is replaced with:

          "7.   Essential term: Transfer

          (a) Neither the interests nor the obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to the Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

          (b)   Nothing in this Section 7:

                (i) restricts a transfer by a party after the other parties have agreed to the variation of this Agreement in accordance with Part 5(20) to the extent necessary to permit such transfer;

                (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) for the purposes of giving effect to a transfer under Section 6(b)(ii);

                (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

                (iv) restricts a transfer by Party B or the Manager to a Substitute Trustee or Substitute Manager, respectively, in accordance with the Master Trust Deed;

                (v) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B; or

                (vi)  limits Parts 5(6)(b)(ii), 5(22), 5(23) or 5(24).

          (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(10)  Facsimile Transmission:  In Section 12:

      (a)  delete Section 12(a)(ii); and

      (b)  replace Section 12(a)(iii) with:

           "(iii)   if sent by facsimile transmission:

                    (A) in the case of any notice or other communication pursuant to Parts 5(23) or (24), on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine); or

                    (B) otherwise, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(11)  Definitions

      In this Agreement, unless the contrary intention appears:

      (a) Master Trust Deed: subject to Part 5(11)(h), unless defined in this Agreement words and phrases defined in the Master Trust Deed and the Series Supplement have the same meaning in this Agreement. Subject to
           Part 5(11)(h), where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or a Series Supplement (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Trust Deed (on the one hand) and the Series Supplement (on the other hand), the Series Supplement, prevails over the Master Trust Deed in respect of that Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust;

      (b)  Trustee Capacity:

           (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Series Trust only, and in no other capacity; and

           (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph 11(b)(i) only;

      (c)  Definitions: in Section 14:

           (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                    ""Affected Transactions" means, with respect to a Termination Event, all Transactions."

                    ""Local Business Day" has the same meaning as "Business
                    Day"."

           (ii)     insert the following new definitions:

                    "BBSW" or "AUD-BBR-BBSW" in relation to a Calculation Period means the rate appearing at approximately 10.00 am Sydney time on the Reset Date for that Calculation Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months. If:

                    (a) on that Reset Date fewer than 4 banks are quoted on the Reuters Screen page "BBSW"; or

                    (b) for any other reason the rate for that day cannot be determined in accordance with the foregoing procedures,

                    then "BBSW" or "AUD-BBR-BBSW" means such rate as is specified by the Calculation Agent having regard to comparable indices then available.

                    "Credit Support Annex" means the Credit Support Annex annexed to this Agreement.

                    'Distribution Date" has the meaning given in Section |16.

                    "Inconvertibility Event" means any event beyond the control of CBA that makes it impossible for CBA to convert to U.S. Dollars through customary legal channels an amount of Australian Dollars sufficient to fulfil CBA's obligations under this Agreement and each Transaction.

                    "Joint Ratings" means the highest possible jointly supported short term credit rating or long term credit rating, as applicable, that can be determined in relation to Party A and the Standby Swap Provider by Moody's, S&P and Fitch in accordance with Moody's, S&P's and Fitch's respective approaches to jointly supported obligations provided that if either Party A or the Standby Swap Provider has a long term credit rating of less than BBB from S&P the Joint Ratings from S&P will be the credit ratings of the other party.

                    "Master Trust Deed" means the Master Trust Deed dated 8 October 1997 between Party B and the Manager, as amended from time to time.

                    "MLIA/CBA ISDA Master Agreement" means the ISDA Master Agreement dated 20 November 1995 between MLIA and CBA, as amended from time to time.

                    "Novation Date" means the date upon which the obligations of CBA as Party A under this Agreement and each Transaction are novated to the Standby Swap Provider pursuant to Part 5(24)(c).

                    "Prescribed Rating Period" means in relation to the Joint Ratings determined by the Rating Agencies:

                    (a) a period of 30 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than the relevant Prescribed Rating but greater than or equal to a short term credit rating of A-1 by S&P and long term credit ratings of A-by S&P, A3 by Moody's and A- by Fitch , as the case may be; and

                    (b) a period of 5 Business Days from the date of determination of the relevant credit rating where any Joint Rating immediately after that determination is less than a short term credit rating of A-1 by S&P or less than a long term credit rating of A- by S&P, A3 by Moody's and A- by Fitch.

                    "Prescribed Ratings" means a short term credit rating of A-1+ by S&P or a long term credit rating of AA- by S&P and long term credit ratings of AA- by Fitch and A2 by Moody's.

                    "Relevant Calculation Amount" has the meaning given in
                    Section 16.

                    "Relevant Notes" has the meaning given in Section 16.

                    "Relevant Note Trustee" has the meaning given in Section
                    16.

                    "Relevant Noteholders" has the meaning given in Section
                    16,

                    "Relevant Maturity Date" has the meaning given in Section
                    16.

                    "Series Supplement" has the meaning given in Section 16.

                    "Series Trust" has the meaning given in Section 16.

      (d)  Interpretation:

           (i)      references to time are references to Sydney time;

           (ii) a reference to "wilful default" in relation to Party B means, subject to Part 5(11)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                    A.     (1)    arises as a result of a breach of a
                                  Transaction Document by a person other than:

                                  (a)  Party B; or

                                  (b)  any other person referred to in Part
                                       5(11)(d)(iii) of this Schedule; and

                           (2) the performance of the action (the non-performance of which gave rise to such breach) is a precondition to Party B performing the said obligation;

                    B. is in accordance with a lawful court order or direction or required by law; or

                    C. is in accordance with any proper instruction or direction of the Investors given at a meeting convened under the Master Trust Deed;

           (iii) a reference to the "fraud", "negligence" or "wilful default" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

           (iv) a reference to "neither party" will be construed as a reference to "no party";

           (v) a reference to "other party" will be construed as a reference to "other parties"; and

           (vi) a reference to a credit rating of MLIA means the higher of the relevant credit ratings of MLIA and M L & Co.

      (e) ISDA Definitions: The 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")), as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (as published by ISDA) (the "1991 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

      (f) Inconsistency: Subject to Part 5(11)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that
           Transaction:

           (i)      any Confirmation;

           (ii) this Schedule and Section 13 ("Elections and Variables") of the Credit Support Annex (as applicable);

           (iii)    the 1991 ISDA Definitions; and

           (iv) the printed form of the 1992 ISDA Master Agreement and the printed form of the ISDA Credit Support Annex which form part of this Agreement.

      (g)  Swap Transaction: Any reference to a:

           (i) "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

           (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

      (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(12)  Limitation of Liability: Insert the following as Sections 15 and 16, after
      Section 14:

      "15. Party B's Limitation of Liability

           (a) (Limitation on Party B's liability): Party B enters into this Agreement only in its capacity as trustee of the relevant Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the relevant Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of that Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

           (b) (Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of a Series Trust in any other capacity other than as trustee of that Series Trust, including seeking the appointment of a receiver (except in relation to Assets of that Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of that Series Trust).

           (c) (Breach of trust): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the corresponding Series Supplement or any other corresponding Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the relevant Series Trust, as a result of Party B's fraud, negligence or wilful default.

           (d) (Acts or omissions): It is acknowledged that the Relevant Parties are responsible under the corresponding Transaction Documents for performing a variety of obligations relating to the relevant Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by any such Relevant Person or any other person appointed by Party B under such a Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any such Transaction Document) to fulfil its obligations relating to the relevant Series Trust or by any other act or omission of the Manager or the Servicer or any other such person.

           (e)      (No obligation):

                    Party B is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless Party B's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion."16. Segregation

           Party B will enter into each Transaction as trustee of a Series Trust. Each Confirmation in relation to a Transaction must specify the name of the Series Trust to which the Transaction relates. Notwithstanding anything else in this Agreement, but without limiting the generality of Section 15, the provisions of this Agreement (including, without limitation, the Credit Support Annex) shall have effect severally in respect of each Series Trust and shall be enforceable by or against Party B in its capacity as trustee of the relevant Series Trust as though a separate Agreement applied between Party A, Party B (in its capacity as trustee of the Series Trust specified in the relevant Confirmations), the Manager and the Standby Swap Provider for each of Party B's said several capacities, to the intent that (inter alia):

           (a) (References to Party B): unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective capacities as trustee of each Series Trust;

           (b) (Separate Agreements): this Master Agreement including, without limitation, this Schedule and the Credit Support Document together with each Confirmation relating to a particular Series Trust will form a single separate agreement between Party A, the Manager, the Standby Swap Provider and Party B in its capacity as trustee of that Series Trust and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, the Manager, the Standby Swap Provider or Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, the Manager, the Standby Swap Provider and Party B in its several capacity as trustee of the relevant Series Trust;

           (c) (Representations): representations made and agreements entered by the parties under this Agreement are made and entered severally by Party B in its respective capacities as trustee of each Series Trust and in respect of the relevant Series Trust and may be enforced by Party B against Party A, the Manager or the Standby Swap Provider severally in Party B's said several capacities (and by Party A, the Manager or the Standby Swap Provider against Party B in Party B's said several capacities);

           (d) (Termination): rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B severally in Party B's respective capacities as trustee of each Series Trust, and only accrue to Party B against Party A severally in Party B's said several capacities;

           (e)      (Events of Default and Termination Events): without limiting
                    Section 15, the occurrence of an Event of Default or Termination Event in respect of one Series Trust shall not in itself constitute an Event of Default or Termination Event in respect of any other Series Trust; and

           (f)      (Definitions):

                    (i)    the term "Series Trust":

                           (A) in this Section 16, means each Series Trust (as defined in the Master Trust Deed) specified or to be specified, as the context requires, as the relevant Series Trust in the Confirmation for a Transaction; and

                           (B) elsewhere in this Agreement, means each such Series Trust severally in accordance with the preceding provisions of this Section 16;

                    (ii)   the term "Transaction":

                           (A) in this Section 16, means each Transaction governed by this Agreement; and

                           (B) elsewhere in this Agreement, means each such Transaction entered into by the trustee as Trustee of the relevant Series Trust;

                    (iii)  the term "Agreement":

                           (A)    in this Section 16, means this Master
                                  Agreement, including, without limitation, this Schedule and the Credit Support Annex, and all Confirmations governed by this Master Agreement; and

                           (B) elsewhere, means the separate agreement referred to in Section 16(b) in respect of each particular Series Trust;

                    (iv) the terms "Distribution Date", "Relevant Calculation Amount", "Relevant Note Trustee", "Relevant Notes", "Relevant Noteholders", "Scheduled Maturity Date", "Security Trust Deed" and "Series Supplement" in this Agreement to the extent that it applies in relation to a Series Trust have the respective meanings given to them in the Confirmations for the Transactions of that Series Trust."

(13) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14)  Procedures for Entering into Transactions

      (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B, the Standby Swap Provider and the Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B, the Standby Swap Provider and the Manager), and Party B, the Standby Swap Provider and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

      (b) Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(15) Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any Confirmation, notice or other written communication, which is issued in respect of this Agreement and which is purported to be signed on behalf of another party by a person specified in the certificate provided by that other party under Part 3(b), is authorised by that other party.

(16)  Recorded Conversations:  Each party:

      (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

      (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting); and

      (c) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(17)  Replacement Currency Swap Agreement:

      (a) If any Transaction under this Agreement is terminated prior to the day upon which the Relevant Notes are redeemed in full, Party B may, at the direction of the Manager, enter into one or more currency swaps which replace that Transaction (collectively a "Replacement Currency Swap") provided that:

           (i) the Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B does not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; and

           (ii) the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

      (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(17)(a), Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as an Expense.

      (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(17)(a), Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

      (d)  The obligations of Party B (and the rights of Party A) under this
           Part 5(17) will survive the termination of this Agreement.

(18) Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) Restrictions on Party B's Rights: Party B must at all times act in accordance with the instructions of the Manager in relation to this Agreement.

(20) Amendment to this Agreement: None of Party A, Party B, the Standby Swap Provider or the Manager may amend this Agreement unless the Rating Agencies have confirmed in writing that the proposed amendment will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

(21) Appointment of Manager: Party B hereby exclusively appoints the Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager's authority to act on behalf of Party B in accordance with this Part 5(21) of the Schedule.

(22)  Ratings Downgrade:

      (a) (Downgrade): If, as a result of the reduction or withdrawal of the credit rating of Party A or the Standby Swap Provider a Joint Rating is less than the relevant Prescribed Rating, Party A must by the expiry of the Prescribed Rating Period in relation to the credit ratings assigned by the Rating Agencies to Party A and the Standby Swap Provider at that time (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

           (i) provided that the short term Joint Rating by S&P is greater than or equal to A-1 or the long term Joint Rating by S&P is greater than or equal to A- and the long term Joint Rating by Fitch IBCA is greater than or equal to A-, lodge collateral in accordance with the Credit Support Annex in an amount equal to the Collateral Amount as defined in Part 5(22)(b); or

           (ii) enter into, and procure that the Standby Swap Provider enters into, an agreement novating Party A's and/or the Standby Swap Providers' rights and obligations under this Agreement and the Class A-1 Currency Swap to a replacement counterparty acceptable to the Manager and the Standby Swap Provider and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes; or

           (iii) enter into, or procure that the Standby Swap Provider enters into, such other arrangements in respect of each Transaction which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

           Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Part 5(22)(a) in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Part 5(22)(a) (but will not be entitled to any additional grace period in relation to such a variation).

      (b) (Collateral Amount): For the purpose of this Part 5(23) the Collateral Amount will be an amount equal to the greater of the following:

           (i)      zero;

           (ii)     CCR; and

           (iii) an amount acceptable to Moody's and Fitch and sufficient to maintain the credit rating assigned to the Relevant Notes by Moody's and Fitch immediately prior to the review of the Joint Rating.

           Where:

           CCR = CR x 1.030

           CR = MTM + VB

           MTM means the mark-to-market value (whether positive or negative) of each Transaction determined in accordance with Part 5(22)(c) no earlier than 3 Business Days prior to the date that the Collateral Amount is lodged.

           VB means the volatility buffer, being the value calculated by multiplying the Relevant Calculation Amount as at the most recent Distribution Date by the relevant percentage obtained from the following table:

           ----------------------------------------------------------------------------------------------------------
           Party A's and the    Where the period        Where the period between       Where the period between the
           Standby Swap         between the date of     the date of recalculation      date of recalculation and the
           Provider's jointly   recalculation and the   and the Scheduled              Scheduled Maturity Date is
           supported long       Scheduled Maturity      Maturity Date is greater       greater than 10 years
           term credit          Date is less than or    than 5 years and less than
           rating by S&P        equal to 5 years        or equal to 10 years
           ----------------------------------------------------------------------------------------------------------
           A+                   1.05                    1.75                           3.0
           ----------------------------------------------------------------------------------------------------------
           A                    1.35                    2.45                           4.5
           ----------------------------------------------------------------------------------------------------------
           A-                   1.5                     3.15                           6
           ----------------------------------------------------------------------------------------------------------

      (c) (Mark to Market Value): Party A must calculate the mark-to-market value of each Transaction by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide each Transaction in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

      (d) (Recalculation): Party A must recalculate the Collateral Amount (including the CCR and the mark-to-market value) on each Valuation Date. If:

           (i) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is less than the recalculated Collateral Amount, the difference is the Delivery Amount in relation to that Valuation Date; or

           (ii) the Value on such Valuation Date of all Posted Credit Support held by the Secured Party is greater than the recalculated Collateral Amount, the difference is the Return Amount in relation to that Valuation Date.

      (e) (Definitions): For the purposes of this Part 5(22) "Delivery Amount", "Posted Credit Support", "Secured Party", "Value" and "Valuation Date" have the same meaning as in the Credit Support Annex.

(23) Transfer: Notwithstanding the provisions of Section 7, MLIA as Standby Swap Provider or (on and from the Novation Date) as Party A may transfer all its rights powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any subsidiary of ML & Co ("Transferee") by delivering to Party B, the Manager and (where given prior to the Novation Date) CBA as Party A a notice expressed to be given under this provision signed by both MLIA, as Standby Swap Provider or as Party A, as applicable, and the Transferee and an executed guarantee of the Transferee's transferred obligations in the form of Annexure 2. Upon delivery of those documents to Party B:

      (a) (Party A's rights terminate): MLIA's rights powers privileges and obligations as Standby Swap Provider or as Party A, as applicable, under this Agreement and each Transaction terminate;

      (b) (Transfer and Assumption): MLIA will be taken to have transferred its rights powers and privileges under this Agreement and each Transaction to the Transferee and the Transferee will be taken to have assumed obligations equivalent to those of the Standby Swap Provider or Party A, as applicable, had under this Agreement and each Transaction;

      (c) (Release): Party B will be taken to have released MLIA as Standby Swap Provider or as Party A, as applicable, from all its unperformed and future obligations under this Agreement and each Transaction; and

      (d) (Documents): this Agreement and the Confirmation relating to each Transaction shall be construed as if the Transferee was a party to it in place of the Standby Swap Provider or Party A, as applicable.

      A Transferee may utilise this provision as Standby Swap Provider or Party A, as applicable. A transfer under this Part 5(23) will be of no force or effect until each Rating Agency confirms in writing that such transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Relevant Notes.

(24)  Standby Swap Provider:

      (a) (Commitment): Notwithstanding any other provision in this Agreement to the contrary, if MLIA as Party A fails to:

           (i) make, when due, any payment required to be made by it to Party B under a Transaction; or

           (ii) comply with any obligation under Part 5(22) within the required period,

           then:

           (iii) as soon as practicable following such failure but, in relation to a failure to pay under a Transaction, in any event no later than 11.00 am (New York time) on the due date for such payment or, in relation to a failure to comply with an obligation under Part 5(22), no later than the Business Day following the due date for compliance with such obligation, Party B must notify CBA as Party A and the Standby Swap Provider in writing of such failure and:

                    (A) the amount of the defaulted payment and the basis of calculation of the defaulted payment; or

                    (B) details of the failure to comply with the obligation under Part 5(22),

           as the case may be; and

           (iv) as soon as reasonably practicable after its receipt of such notice (and in any event, in relation to a failure to pay under a Transaction, no later than 1.30 pm (New York time) on the due date for such payment, and, in relation to a failure to comply with an obligation under Part 5(22), no later than 3 Business Days after the failure to comply with such obligation, provided, in each case, that notice has been given by Party B by the required times in accordance with Part 5(24)(a)(iii)) the Standby Swap Provider must:

                    (A) in relation to a failure to pay under a Transaction, pay to Party B the amount then owing by CBA as Party A to Party B under that Transaction by depositing such amount into the Collections Account in cleared funds; and

                    (B) in relation to a failure to comply with an obligation under Part 5(22), satisfy the obligations of CBA as Party A under Part 5(22).

      (b)  (Reimbursement): If on any day the Standby Swap Provider:

           (i) makes a payment pursuant to Part 5(24)(a)(iv)(A), CBA as Party A must by 2.00 pm (New York time) on the next following Business Day (or such other time as the Standby Swap Provider may agree in writing) pay to the Standby Swap Provider an amount equal to that payment by depositing such amount into the account which the Standby Swap Provider nominates for this purpose in cleared funds; or

           (ii) satisfies the obligations of CBA as Party A pursuant to Part 5(24)(a)(iv)(B), CBA as Party A must:

                    (A) within 3 Business Days, fulfil its obligations under Part 5(220) such that any collateral lodged by the Standby Swap Provider pursuant to Part 5(22)(a)(i) or any other arrangement made by the Standby Swap Provider pursuant to Part 5(22)(a)(iii) is returned to the Standby Swap Provider or will cease (but CBA as Party A will have no obligations to the Standby Swap Provider under this Part 5(24)(b)(ii)(A) in relation to any novation pursuant to Part 5(22)(a)(ii)); and

                    (B) upon demand by the Standby Swap Provider, indemnify the Standby Swap Provider from and against any cost or liability incurred by the Standby Swap Provider in satisfying those obligations.

      (c)  (Novation):  If:

           (i)      CBA as Party A defaults in its payment obligations under
                    Part 5(24)(b)(i) or (b)(ii)(B) for reasons other than solely a technical, computer or similar error outside the control of Party A and such default is not remedied on or before one Business Day after such failure;

           (ii) CBA as Party A fails to fulfil its obligations under Part 5(24)(b)(ii)(A); or

           (iii) prior to the Novation Date, an Inconvertibility Event occurs in respect of which CBA, as Party A, gives written notice to the Standby Swap Provider, Party B and the Manager prior to the Novation Date (as that term is defined in this Agreement), then:

           (iv) CBA's rights, powers, privileges and obligations as Party A under this Agreement and each Transaction terminate other than its rights, powers, privileges and obligations pursuant to Part 5(24)(d) and Paragraph 13(m)(vii) of the Credit Support Annex;

           (v) subject to Part 5(24)(c)(vii), CBA will be taken to have transferred its rights powers and privileges as Party A under this Agreement and each Transaction to the Standby Swap Provider and the Standby Swap Provider will be taken to have assumed obligations equivalent to those that CBA as Party A had under this Agreement and each Transaction;

           (vi) Party B and the Standby Swap Provider will be taken to have released CBA as Party A from all its unperformed and future obligations under this Agreement and each Transaction other than its present and future obligations pursuant to Part 5(24)(d);

           (vii) this Agreement and the Confirmation relating to each Transaction shall be construed as if the Standby Swap Provider was a party to it in place of Party A except that:

                    (A) references to "CBA as Party A" will not apply to the Standby Swap Provider as Party A;

                    (B) references to any jointly supported credit rating of Party A and the Standby Swap Provider will be deemed to be references to the relevant credit rating of the Standby Swap Provider;

                    (C) without limiting Part 5(24)(c)(vii)(A), Part 5(23), this Part 5(24) and Paragraph 13(m)(vii) of the Credit Support Annex will not apply to the Standby Swap Provider as Party A;

                    (D) the Standby Swap Provider must (if it has not already done so) satisfy the obligations of Party A under
                           Part 5(22)(a) within 10 Business Days of the Novation Date on the basis that any collateral lodged by CBA as Party A or any other arrangements made by CBA as Party A pursuant to Part 5(22)(a)(iii) will be returned to CBA as Party A or will cease (but such collateral will only be returned and such arrangements will only cease upon compliance by the Standby Swap Provider with its obligations under this
                           Part 5(24)(c)(vii)(D) and otherwise, where applicable, in accordance with Paragraph 13(m)(vii) of the Credit Support Annex or the terms of such arrangements).

      (d) (Termination Payment): Following novation under Part 5(24)(c) CBA as Party A must pay the Standby Swap Provider or the Standby Swap Provider must pay CBA as Party A an amount (the "Novation Settlement Amount") being:

           (i) in the case of payment by CBA as Party A to the Standby Swap Provider, an amount equal to the amount (if any) that would be payable by Party A to Party B; and

           (ii) in the case of payment by the Standby Swap Provider to CBA as Party A, an amount equal to the amount (if any) that would be payable by Party B to Party A,

           if each Transaction had been terminated, calculated and payable in accordance with Sections 6(d) and (e) on the basis that:

           (i) the Novation Date is the Early Termination Date and the Novation Settlement Amount is due and payable on the day that notice of the amount payable is effective except in the case of novation following an Inconvertibility Event (whether or not a failure referred to in Part 5(24)(a) has occurred) where the Novation Settlement Amount is due and payable on the day which is 2 Business Days after the day on which notice of the amount payable is effective;

           (ii)     in the case of:

                   (A) novation following an Inconvertibility Event (whether or not a failure referred to in Part 5(24)(a) has occurred), the Early Termination Date has resulted from a Termination Event and there are two Affected Parties;

                   (B) otherwise, the Early Termination Date has resulted from an Event of Default in respect of which Party A is the Defaulting Party;

           (iii) all calculations and determinations which would have been done by Party B are done by the Standby Swap Provider and all calculations and determinations that would have been done by Party A are done by CBA;

           (iv) a reference to Unpaid Amounts owing to Party B is a reference to such amounts payable by Party A to the Standby Swap Provider pursuant to Part 5(24)(b) and (e) and there are no Unpaid Amounts owing to Party A;

           (v) without limiting the foregoing, for the purposes of the definition of "Market Quotation" in Section 14 each Reference Market-maker would be required, upon entering into a Replacement Transaction, to fulfil the obligations of Party A under Part 5(22)(a) and to comply with Section 2(d) as amended by Part (5)(1)(e); and

           (vi)    the Termination Currency is U.S. Dollars.

      (e) (Default Interest): If CBA as Party A defaults in the performance of any payment obligations under Part 5(24)(b) or Part 5(24)(d), it must pay interest (before as well as after judgment) on the overdue amount to the Standby Swap Provider on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

      (f) (Irrevocable Notice): If the Standby Swap Provider satisfies the obligations of CBA as Party A under Part 5(24)(a)(iv)(B) by lodging collateral on behalf of CBA as Party A pursuant to Part 5(22)(a), CBA as Party A must promptly provide an irrevocable notice to Party B (copied to the Standby Swap Provider) directing Party B that any such collateral, and any Distribution or Interest Amount (as those terms are defined in the Credit Support Annex) with respect to such collateral, is to be returned or paid to the Standby Swap Provider and not to CBA as Party A.

                                  Annexure 1

                           FORM OF CONFIRMATION FOR
                            [NAME OF SERIES TRUST]

                            [Letterhead of Party A]

[DATE]

To: Perpetual Trustee Company Limited      Securitisation Advisory Services Pty. Limited
    as trustee of the Series Trust         Level 8
    Level 3                                48 Martin Place
    39 Hunter Street                       Sydney NSW 2000
    Sydney  NSW  2000                      AUSTRALIA
    AUSTRALIA

    Attention: Manager, Securitisation     Attention: Manager, Securitisation
               Services

    Merrill Lynch International (Australia)
    Limited
    Level 49
    19-29 Martin Place
    Sydney NSW 2000
    AUSTRALIA
    Attention: Swaps Group

CONFIRMATION - [NAME OF TRANSACTION]

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited, ACN 000 001 007 as trustee of the Series [ ] Medallion Trust (the "Series Trust").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [                   ], as amended, novated or
supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ACN 123 123 124 ("Party A"), Perpetual Trustee Company Limited, ACN 000 001 007 as trustee of, inter alia, the Series Trust ("Party B"), Securitisation Advisory Services Pty. Limited, ACN 064 133 946 (the "Manager") and Merrill Lynch International (Australia) Limited, ACN 002 892 846 (the "Standby Swap Provider"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the Definitions Schedule which forms part of, and is subject to, this Confirmation.

The terms of the particular Transaction to which this Confirmation relates are specified below:

1.  Our Reference:           [               ]

2.  Trade Date:              [               ]

3.  Effective Date:          Issue Date in respect of the Relevant Notes

4.  Termination Date:        The earlier of:

                             (a) the date that the Notes have been redeemed in full in accordance with the Relevant Note Conditions; and

                             (b)  the Scheduled Maturity Date.

5.   Floating Amounts

5.1  Floating Amounts Payable
     by Party A (subject to
     Paragraph 9 of this
     Confirmation):

     Floating Rate Payer:    Party A

     Calculation Amount:     For each Floating Rate Payer Payment Date, one half
                             of the aggregate Invested Amount of the Relevant
                             Notes as at the first day of the Calculation Period ending on but excluding that Floating Rate Payer
                             Payment Date

     Floating Rate Payer     Each Distribution Date during the period commencing
     Payment Dates:          on and including [ ] and ending on and including
                             the Termination Date, subject to adjustment in accordance with the Following Business Day
                             Convention

     Floating Rate Option:   USD-LIBOR-BBA (except that references to "London
                             Banking Days" in section 7.1(ag)(ii) and (iv) of the 1998 Supplement to the 1991 ISDA Definitions will be replaced with references to "Banking Days" as that expression is defined in the Note
                             Conditions)

     Designated Maturity:    [ ] months (except that Linear Interpolation using
                             [ ] and [ ] months will apply in respect of the first Calculation Period)

     Spread:                 In respect of:

                             (a) Floating Rate Payer Payment Dates on or prior to [ ] (or if that day is not a Business Day, the next following Business Day), [ ]; and

                             (b) Floating Rate Payer Payment Dates after [ ] (or if that day is not a Business Day, the next following Business Day), [ ].

     Floating Rate Day Count      Actual/360
     Fraction:

     Reset Dates:                 The first day of each Calculation Period
     Compounding:                 Inapplicable

     Class A-1 Unpaid Coupon      On each Floating Rate Payer Payment Date,
                                  Party A

     Amount: will pay to Party B an amount calculated as follows:

                                  $US UC = AUC x LIBOR x $SUS Exchange Rate
                                                 -----
                                                 BBSW

                                  where:

                                  $US UC = the amount to be paid by Party A;

                                  $A UC =  the A$ Class A-1 Unpaid Interest
                                           Payment in relation to the
                                           Distribution Date which is the same
                                           day as that Floating Rate Payer
                                           Payment Date;

                                  LIBOR =  the Floating Rate Option under this
                                           paragraph 5.1 in respect of the Reset
                                           Date which is the same day as that
                                           Floating Rate Payer Payment Date;

                                  BBSW =   the Floating Rate Option under
                                           paragraph 5.2 in respect of the Reset
                                           Date which is the same day as that
                                           Floating Rate Payer Payment Date.
5.2  Floating Amounts Payable
     by Party B (subject to
     paragraph 9 of this
     Confirmation):

     Floating Rate Payer:                  Party B

     Calculation Amount:                   For each Floating Rate Payer Payment
                                           Date, the A$ Equivalent of one half
                                           of the aggregate Invested Amount of
                                           the Relevant Notes as at the first
                                           day of the Calculation Period ending
                                           on but excluding that Floating Rate
                                           Payer Payment Date

     Floating Rate Payer                   Each Distribution Date during the
     Payment Dates:                        period commencing on and including
                                           [ ] and ending on and including the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention

     Floating Rate Option:                 AUD-BBR-BBSW

     Designated Maturity:                  [ ] months (except that Linear
                                           Interpolation using [ ] and [ ]
                                           months will apply in respect of the
                                           first Calculation Period)

     Spread:                               In respect of:

                                           (a)  Floating Rate Payer Payment
                                                Dates on or prior to [ ] (or if
                                                that day is not a Business Day,
                                                the next following Business
                                                Day), [ ]; and

                                           (b)  Floating Rate Payer Payment
                                                Dates after [ ] (or if that day
                                                is not a Business Day, the next
                                                following Business Day), [ ].

     Floating Rate Day Count Fraction:     Actual/365 (Fixed)

     Reset Dates                           The first day of each Calculation
     Compounding:                          Period Inapplicable

     A$ Class A-1 Unpaid Interest          On each Floating Rate Payer Payment
     Amount:                               Date Party B will pay to Party A the
                                           A$ Class A-1Unpaid Interest Payment
                                           in relation to the Distribution Date
                                           which is the same day as that
                                           Floating Rate Payer Payment Date.

6.   Exchanges

6.1  Initial Exchange:

     Initial Exchange Date:                Issue Date

     Party A Initial Exchange Amount:      The A$ Equivalent of the Party B
                                           Initial Exchange Amount, being A$[ ]

     Party B Initial Exchange Amount:      One half of the Initial Invested
                                           Amount of the Relevant Notes on the
                                           Issue Date, being US$[ ]

                                           Notwithstanding Section 2(a)(ii) of
                                           the Agreement, Party A must pay the
                                           Party A Initial Exchange Amount to
                                           Party B by 4.00pm (Sydney time) on
                                           the Initial Exchange Date and Party B
                                           must pay Party A the Party B Initial
                                           Exchange Amount by 4.00pm (New York
                                           time) on the Initial Exchange Date.
6.2  Instalment Exchange:

     Instalment Exchange Date:             Each Distribution Date (other than
                                           the Final Exchange Date)

     Party A Instalment Exchange Amount:   In respect of an Instalment Exchange
                                           Date means the US$ Equivalent of one
                                           half of the A$ Class A-1 Principal
                                           Amount in relation to the
                                           Distribution Date occurring on that
                                           Instalment Exchange Date

     Party B Instalment Exchange Amount:   In respect of an Instalment Exchange
                                           Date means one half of the A$ Class A
                                           1 Principal Amount in relation to the
                                           Distribution Date occurring on that
                                           Instalment Exchange Date
6.3  Final Exchange:

     Final Exchange Date:                  Termination Date

     Party A Final Exchange Amount:        The US$ Equivalent of one half of the
                                           A$ Class A-1 Principal Amount in
                                           relation to the Distribution Date
                                           which is the Final Exchange Date

    Party B Final Exchange Amount:         One half of the A$ Class A-1
                                           Principal Amount in relation to the
                                           Distribution Date which is the Final
                                           Exchange Date

7.  Exchange Rates:

    For the purpose of the definitions
    of "A$ Equivalent" and "US$
    Equivalent":

    US$ Exchange Rate:                     [                 ]

    A$ Exchange Rate:                      [                 ]

8.  Account Details:

8.1 Payments to Party A

    Account for payment in US$             The account notified in writing by
                                           Part A to Party B in accordance with
                                           Part 5(3)(ii) of the Schedule to the
                                           Agreement

    Account for payment in A$              The account notified in writing by
                                           Party A to Party B in accordance with
                                           Part 5(3)(i) of the Schedule to the
                                           Agreement
8.2  Payments to Party B

     Account for payments in US$:           The account notified in writing by
                                            the Principal Paying Agent to Party
                                            A in accordance with Part 5(2)(ii)
                                            of the Schedule to the Agreement

     Account for payments in A$:            The account notified in writing by
                                            Party B to Party A in accordance
                                            with Part 5(2)(i) of the Schedule to
                                            the Agreement

9.  Notifications to Party A                On or before the Determination Time
                                            in respect of each Distribution Date
                                            the Manager must notify Party A and
                                            the Standby Swap Provider in writing
                                            of:

                                            (a)  the A$ Class A-1 Principal
                                                 Amount which the Manager has
                                                 directed Party B to pay to
                                                 Party A on that Distribution
                                                 Date pursuant to clause
                                                 10.5(b)(i) of the Series
                                                 Supplement;

                                            (b)  the A$ Class A-1 Interest
                                                 Payment in relation to that
                                                 Distribution Date;

                                            (c)  the amounts (if any) allocated
                                                 to the Class A-1 Notes in
                                                 respect of any Principal
                                                 Charge-off or Principal Charge
                                                 -off Reimbursement on the
                                                 immediately preceding
                                                 Determination Date in
                                                 accordance with Conditions 7.9
                                                 and 7.10 of the Note
                                                 Conditions; and

                                            (d)  the A$ Class A-1 Unpaid
                                                 Interest Payment (if any) in
                                                 relation to that Distribution
                                                 Date.

10.  Offices:                               The Office of CBA as Party A for
                                            each Transaction is Sydney.

                                            The Office of MLIA (on or from the
                                            Novation Date) as Party A is Sydney.

                                            The Office of Party B for each
                                            Transaction is Sydney.


Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of
COMMONWEALTH BANK
OF AUSTRALIA, ACN 123 123 124

By:
   (Authorised Officer)

Name:

Title:

Confirmed as at the date first            Confirmed as at the date first
written above:                            written above:
SIGNED for and on behalf of               SIGNED for and on behalf of
PERPETUAL TRUSTEE                         SECURITISATION ADVISORY SERVICES PTY.
COMPANY LIMITED, ACN 000 001 007          LIMITED, ACN 064 133 946
as trustee of the Series
2000-2G Medallion Trust


By:                                       By:
   (Authorised Officer)                     (Authorised Officer )

Name:                                     Name:

Title:                                    Title:

SIGNED for and on behalf of
MERRILL LYNCH INTERNATIONAL (AUSTRALIA)
LIMITED, ABN 31 002 892 846

By:
   (Authorised Officer)

Name:

Title:

                             Definitions Schedule


In this Confirmation and in the Agreement to the extent that it relates to the Series Trust, unless the context otherwise requires:

"A$ Class A-1 Unpaid Interest Payment" means in relation to a Distribution Date the amount available to be allocated towards payment to Party A in respect of A$ Class A-1 Unpaid Interest Amounts on that Distribution Date in accordance with clause 10.2(k)(i) of the Series Supplement determined on the basis that all amounts allocated towards payment of A$ Class A-1 Interest Amounts and A$ Class A-1 Unpaid Interest Amounts pursuant to clause 10.2(k)(i) of the Series Supplement are allocated first towards payment of A$ Class A-1 Interest Amounts and then, once the A$ Class A-1 Interest Amounts are paid in full, towards payment of A$ Class A-1 Unpaid Interest Amounts.

"Class A-1 Note Trust Deed" means the Class A-1 Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the Relevant Note Trustee.

"Determination Time" in relation to a Distribution Date means on or about 11.00am Sydney time 1 Business Day prior to that Distribution Date.

"Distribution Date" has the same meaning as in the Series Supplement.

"Note Conditions" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"Relevant Calculation Amount" means the Calculation Amount referred to in paragraph |5.1 of this Confirmation.

"Relevant Notes" means the Class A-1 Notes issued by the Trustee under the Class A-1 Note Trust Deed.

"Relevant Noteholders" means the Class A-1 Noteholders as that term is defined in the Class A-1 Note Trust Deed.

"Relevant Note Trustee" means The Bank of New York, New York Branch or, if the Bank of New York is removed or retires as the trustee for the Class A-1 Noteholders, any person appointed from time to time in its place in accordance with the Class A-1 Note Trust Deed.

"Scheduled Maturity Date" has the same meaning as in the Series Supplement.

"Security Trust Deed" means the Security Trust Deed dated on or about the date of this Confirmation between Party B, the Manager, the Relevant Note Trustee and P.T. Limited, ACN 004 454 666.

"Series Supplement" means the Series Supplement dated on or about the date of this Confirmation between CBA, Party B and the Manager.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

                                  Annexure 2

                FORM OF GUARANTEE OF MERRILL LYNCH & CO., INC.

FOR VALUE RECEIVED, receipt of which is hereby acknowledged, MERRILL LYNCH & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware ("ML & Co."), hereby unconditionally guarantees to:

(a) Perpetual Trustee Company Limited, ACN 000 001 007 (the "Company") as trustee of the Series [ ] Medallion Trust (the "Series Trust"), the due and punctual payment of any and all amounts payable by Merrill Lynch International (Australia) Limited, ABN 31 002 892 846, a company incorporated in New South Wales, Australia ("MLIA") to the Company as trustee of the Series Trust under the terms of the ISDA Master Agreement (Currency Swap Agreement) between the Company, Securitisation Advisory Services Pty. Limited, ACN 064 133 946, Commonwealth Bank of Australia, ACN 123 123 124 as Party A and MLIA as the Standby Swap Provider, dated as of
    [ ] as trustee of the Series Trust (the "Agreement"), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof; and

(b) Commonwealth Bank of Australia, ACN 123 123 124 ("CBA") the due and punctual payment of any and all amounts payable by MLIA to CBA under the terms of the Agreement, including all amounts due under Parts 5(24)(b), (d) and (e) of the schedule to the Agreement.

In case of the failure of MLIA punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company (in the case of amounts referred to in paragraph
(a)) or CBA (in the case of amounts referred to in paragraph (b)) to ML & Co.; provided, however that delay by the Company or CBA (as the case may be) in giving such demand shall in no event affect ML & Co.'s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company or CBA upon the insolvency, bankruptcy or reorganization of MLIA or otherwise, all as though such payment had not been made.

ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement; the absence of any action to enforce the same; any waiver or consent by the Company or CBA concerning any provisions thereof; the rendering of any judgment against MLIA or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML & Co. covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Agreement. This Guarantee shall continue to be effective if MLIA merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of MLIA; all demands whatsoever, except as noted in the fourth paragraph hereof; and any right to require a proceeding first against MLIA.

ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws.

This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

This Guarantee may be terminated at any time by notice by ML & Co. to the Company and CBA given in accordance with the notice provisions of the Agreement, effective upon receipt of such notice by each of the Company and CBA or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect with respect to any obligation of MLIA under the Agreement entered into prior to the effectiveness of such notice of termination.

This Guarantee becomes effective concurrent with the effectiveness of the Agreement, according to its terms.

The obligations of ML & Co. to the Company and CBA under this Agreement are several and may be enforced by each of the Company and CBA without reference to the other.

IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

MERRILL LYNCH & CO., INC.

By:

Name:

Title:

Date:

Paragraph 13 to New York Law Credit Support Annex

(13)  Elections and Variables

      (a)  Security Interest for "Obligations"

           The term "Obligations" as used in this Annex includes the additional obligations referred to in Paragraph 13(m)(vii)(B).

           "Base Currency" means US$.

           "Eligible Currency" means the Base Currency and any other currency agreed from time to time between Party A, Party B, the Standby Swap Provider and each Rating Agency.

      (b)  Credit Support Obligations

           (i)  Delivery Amount and Return Amount

                "Delivery Amount" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(i) for that Valuation Date.

                "Return Amount" for a Valuation Date means the amount of collateral calculated in accordance with Part 5(22)(d)(ii) for that Valuation Date.

           (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A provided that the items specified in paragraphs (E), (F), (G) and (H) will only qualify as "Eligible Collateral" of Party A upon receipt by Party B and the Standby Swap Provider of an opinion as to the perfection of the Secured Party's security interest in such items in form and substance (and issued by legal counsel) satisfactory to Party B and the Standby Swap Provider:

                                                               Valuation
                                                               Percentage
                (A) negotiable debt obligations issued by             98%
                    the U.S. Treasury Department having a
                    remaining maturity of not more than
                    one year

                (B) negotiable debt obligations issued by             95%
                    the U.S. Treasury Department having a
                    remaining maturity of more than one
                    year but not more than five years

                (C) negotiable debt obligations issued by             93%
                    the U.S. Treasury Department having a
                    remaining maturity of more than five
                    years but not more than ten years

                (D) negotiable debt obligations issued by             90%
                    the U.S. Treasury Department having a
                    remaining maturity of more than ten
                    years

                (E) Agency Securities having a remaining              97%
                    maturity of not more than one year

                (F) Agency Securities having a remaining              94%
                    maturity of more than one year but
                    not more than five years

                (G) Agency Securities having a remaining              92%
                    maturity of more than five years but
                       not more than ten years
               (H)     Agency Securities having a remaining     89%
                       maturity of more than ten years.
               (I)     cash in an Eligible Currency.           100%
               (J)     other Eligible Credit Support and
                       Valuation Percentage agreed by the
                       parties and acceptable to each Rating
                       Agency


               Notwithstanding the foregoing to the contrary, the Valuation Percentage with respect to all Eligible Credit Support shall be deemed to be 100% with respect to a Valuation Date which is an Early Termination Date.

               "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Corporation or the Federal Home Loan Mortgage Corporation and which have been assigned a short term credit rating of A-1+ by S&P, but exclude: (i) interest only and principal only securities; and (ii) collateralised mortgage obligations, real estate mortgage investment conduits and similar derivative securities.

         (iii) Other Eligible Support

               Not applicable.

         (iv)  Thresholds

               (A) "Minimum Transfer Amount" means with respect to both Party A and Party B: US$100,000.

               (B) Rounding. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$10,000.

    (c)  Valuation and Timing

         (i)   "Valuation Agent" means Party A.

         (ii) "Valuation Date" means the last Business Day of each week and, at the option of either Party A or the Standby Swap Provider, any Business Day between Valuation Dates.

         (iii) "Valuation Time" means the close of business on the Business
               Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "Notification Time" means 11:00 am New York time on the second Business Day after the Valuation Date.

    (d)  Conditions Precedent and Secured Party's Rights and Remedies

         There are no "Specified Conditions" applicable to Party A. The following is a Specified Condition with respect to Party B:

         "If an Early Termination Date has been designated in respect of the each Transaction provided that if an amount is due by Party A to Party B in respect of that Early Termination Date pursuant to Section 6, that amount has been paid in full."

    (e)  Substitution

         (i)   "Substitution Date" has the meaning specified in paragraph
               4(d)(ii).

         (ii)  Consent.  Not applicable.

    (f)  Dispute Resolution

         (i)   "Resolution Time"" means 11:00 am New York time.

         (ii)  "Value".  Not applicable.

         (iii) "Alternative".  The provisions of Paragraph 5 will apply.

    (g)  Holding and Using Posted Collateral

         (i) Eligibility to Hold Posted Collateral; Custodians.

             Party A: Not Applicable.

             Party B is not entitled to hold Posted Collateral. It must appoint a Custodian to hold Posted Collateral on its behalf pursuant to paragraph 6(b). Party B may only appoint a Custodian to hold Posted Collateral on its behalf if the following conditions are satisfied:

             (A)  Party B is not a Defaulting Party;

             (B) Party B's Custodian will always be the Principal Paying Agent, unless that party is Party A; and

             (C) if the Principal Paying Agent is Party A, then Party B must appoint a Custodian which is a Bank (as defined in the Federal Deposit Insurance Act, as amended) outside Australia, whose rating (with respect to its long term unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's and its short term debt rating is A-1+/F-1+ (S&P/ Fitch ), and Party B must notify Party A in writing of this appointment and of the relevant account for Paragraph 13(l).

             (D) Posted Collateral may only be held in one or more accounts in the name of Party B in the United States and any account established by Party B's Custodian to hold Posted Collateral shall be established and maintained for the sole purpose of receiving deliveries of and holding Posted Collateral.

         (ii) Use of Posted Collateral. The provisions of paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the relevant Class A-1 Notes by granting to the Security Trustee the charge under the Security Trust Deed over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 13(m)(vi) of this Annex.

    (h)  Distributions and Interest Amount

         (i) Interest Rate. The "Interest Rate", in respect of Posted Collateral which is denominated in US$, for any day means the Federal Funds Overnight Rate. For the purposes hereof, "Federal Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds Effective Rate that appears on Telerate Page 118 for such day. The "Interest Rate" in respect of Posted Collateral denominated in any other Eligible Currency means the rate as agreed between the parties.

         (ii) Transfer of Interest Amount. The Transfer of Interest Amount will be made monthly on the second Business Day of each calendar month.

         (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

    (i)  Additional Representation(s)

         None.

    (j)  Other Eligible Support and Other Posted Support

         "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

    (k)  Demands and Notices

         All demands, specifications and notices under this Annex will be made pursuant to the Section 12 of this Agreement; provided, that any such demand, specification or notice may be made by telephone ("Telephone Notice") between duly authorised employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

    (l)  Addresses for Transfers

         Party A:  Party A to specify account for returns of collateral.

         Party B:  Party B must notify Party A of its Custodian's account.

    (m)  Other Provisions

         (i)   Paragraph 4(b) of the Annex is replaced by the following:

               "(b) Transfer Timing. Subject to Paragraph 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made within three Business Days of receipt of the demand; if a demand is made after the Notification Time, then the relevant Transfer will be made within four Business Days of receipt of the demand."

         (ii)  Event of Default

               Joint Ratings below specified levels

               Paragraph 7(i) of the Annex is amended, on line 3, by replacing "two Business Days" with "three Business Days".

         (iii)  Party B's expenses

                Subject to Section 15 of the Agreement, Party B agrees to pay Party A's costs and expenses in relation to or caused by any breach by Party B of its obligations under this Annex. Party A acknowledges and agrees that its obligations under this Annex will not be affected by a failure by Party B to comply with its obligations under this paragraph (m)(iii).

         (iv)   Governing Law notwithstanding

                Notwithstanding that the Agreement is expressed to be governed by the laws of

               New South Wales, this Annex (but not any other provisions of the Agreement) shall be governed by and construed in accordance with the laws of the state of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York City, State of New York.

         (v)   No trial by jury

               Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Annex.

         (vi)  No pooling of Collateral with other Security Trust security

               Notwithstanding any provision in the Master Trust Deed, the relevant Series Supplement or the relevant Security Trust Deed, but without prejudice to Party B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner inconsistent with the rights of the Pledgor under Paragraphs 3(d), 4(b) or 8(b)(iii) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are inconsistent with the rights of the Pledgor.

         (vii) Rights in Relation to CBA's Posted Collateral Following Novation

               (A) The Secured Party will hold its security interest in, lien on and right of Set- Off against all Posted Collateral Transferred or received by the Secured Party from CBA as Party A (or from the Standby Swap Provider on behalf of CBA as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder on trust for the benefit of:

                    (1) the Series Trust as security for the Obligations of CBA as Party A to the Secured Party as trustee of the Series Trust (other than pursuant to Paragraph 13(m)(vii)(B)); and

                    (2) the Standby Swap Provider as security for the Obligations of CBA as Party A to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement and all CBA's present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the credit support annex to the MLIA/CBA ISDA Master Agreement, in accordance with the provisions of this Paragraph 13(m)(vii), and Paragraph 2 is varied accordingly.

              (B) CBA as Party A covenants in favour of the Secured Party that it will duly and punctually pay to the Secured Party:

                    (1) all its Obligations to the Standby Swap Provider pursuant to Part 5(24)(d) and (e) of the Schedule to this Agreement; and

                    (2) all its present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the credit support annex to the MLIA/CBA ISDA Master Agreement,

                    as and when the same fall due for payment. Notwithstanding the foregoing, every payment by CBA as Party A, or the Secured Party in accordance with Paragraph 13(m)(vii)(C)(2)(b), to the Standby Swap Provider will operate as a payment by CBA as Party A to the Secured Party in satisfaction of CBA's obligations as Party A pursuant to this Paragraph 13(m)(vii)(B). The Secured Party will hold the benefit of its rights under this Paragraph 13(m)(vii)(B) on trust for the Standby Swap Provider in accordance with the provisions of this Paragraph 13(m)(vii).

              (C) The Secured Party must deal with all Posted Collateral Transferred or received by the Secured Party from CBA as Party A (or from the Standby Swap Provider on behalf of CBA as Party A but not from the Standby Swap Provider in its capacity as Party A) hereunder:

                    (1) prior to the Novation Date, in accordance with the provisions of this Agreement other than this Paragraph 13(m)(vii);

                    (2)    on or after the Novation Date:

                           (a) until the date upon which the Standby Swap Provider has initially fulfilled its obligations as Party A pursuant to Part 5(22)(a) of the Schedule to this Agreement, such Posted Collateral must be held by the Secured Party and not Transferred or otherwise applied;

                           (b) on or after the date upon which the Standby Swap Provider has initially fulfilled its obligations as Party A pursuant to Part 5(22)(a) of the Schedule to this Agreement and until CBA as Party A has paid in full all of its Obligations to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement and all its present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the credit support annex to the MLIA/CBA ISDA Master Agreement, the Secured Party must, upon the instructions of the Standby Swap Provider, exercise the rights and remedies pursuant to Paragraph 8(a) in respect of such Posted Collateral, and Party A agrees that the Secured Party may exercise such rights and remedies under Paragraph 8(a) to the same extent and with the same effect as if an Event of Default or Specified Condition had occurred with respect to Party A, and apply the proceeds of the exercise of such rights and remedies in satisfaction of CBA's Obligations as Party A to the Standby Swap Provider pursuant to Parts 5(24)(d) and (e) of the Schedule to this Agreement and CBA's present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the credit support annex to the MLIA/CBA ISDA Master Agreement (and to the Secured Party pursuant to Paragraph 13(m)(vii)(B)) until all such Obligations have been paid in full; and

                           (c) on or after the date upon which the Standby Swap Provider has initially fulfilled its obligations as Party A pursuant to Part 5(22)(a) of the Schedule to this Agreement and CBA as Party A has paid in full all its Obligations to the Standby Swap Provider pursuant to Parts 5(24)(d) and
                                  (e) of the Schedule to this Agreement and all its present and future obligations to the Standby Swap Provider under Paragraph 13(m)(v) of the credit support annex to the MLIA/CBA ISDA Master Agreement (including by virtue of Paragraph 13(m)(vii)(C)(2)(b)), the Secured Party must Transfer to CBA as Party A all such Posted Collateral and the Interest Amount in relation to such Posted Collateral, if any.

              (D) The Standby Swap Provider indemnifies the Secured Party from and against any cost or liability incurred by the Secured Party in complying with the instructions of the Standby Swap Provider pursuant to Paragraph 13(m)(vii)(C)(2)(b). The Standby Swap Provider acknowledges and agrees that the Secured Party may not, and is not required, to take any action to exercise its rights and remedies in relation to the Posted Collateral in respect of the Obligations of CBA as Party A to the Standby Swap Provider except upon the directions of the Standby Swap Provider and in accordance with this Paragraph 13(m)(vii).

              (E) Following the Novation Date, the Secured Party must ensure that any Posted Collateral Transferred or received by the Secured Party from CBA as Party A is held by the Custodian separately from, and is not co-mingled with, Posted Collateral Transferred or received by the Secured Party from the Standby Swap Provider as Party A.

              (F) This paragraph 13(m)(vii) applies notwithstanding any other provision of this Agreement.

      (viii)  Pledgor and Secured Party

              In this Annex:

              (a)   "Pledgor" means only Party A; and

              (b)   "Secured Party" means only Party B.

      (ix)    Non-Australian Assets

              CBA as Party A must only Transfer Posted Collateral to the Secured Party from its assets held outside Australia.

      (x)     Dispute Resolution

              Paragraph 5(i) is amended by:

              (A) replacing the word "Exposure" with the words "the Delivery Amount or the Return Amount, as the case may be" in the first paragraph of Paragraph 5(i);

              (B) adding the word "and" at the end of Paragraph 5(i)(A) and deleting Paragraph 5(i)(B).

      (xi)    Specified Condition

              (A) In Paragraph 4(a)(ii) the words "or Specified Condition" are deleted.

              (B) In Paragraph 8(b) the words "or Specified Condition" are deleted and replaced with the following "with respect to the Secured Party or a Specified Condition has occurred".

                                                                              44